EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Franchise Holdings International, Inc (the “Company”) on Form 10-K for the fiscal year ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. J. Boisdrenghien,  Chief Executive President, Secretary/Treasurer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d),as applicable, of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   December 17, 2012

/s/ A. J. Boisdrenghien
A. J. Boisdrenghien
Chief Executive Officer and President
(principal executive officer and principal financial and accounting officer)